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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                         Date of Report: March 3, 2003
              (Date of Earliest Event Reported: February 25, 2003)

                              EL PASO CORPORATION
             (Exact name of Registrant as specified in its charter)

         Delaware                       1-14365                   76-0568816
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

                                El Paso Building
                              1001 Louisiana Street
                              Houston, Texas 77002
               (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code (713) 420-2600

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Item 5. OTHER EVENTS

     On February 24, 2003, ANR Pipeline Company and Southern Natural Gas Company, our wholly owned subsidiaries, commenced private offerings of $300 million and $400 million principal amount of senior notes, respectively.

     Information about our business that has not been previously publicly reported was presented in the slide presentation related to the offerings used at various meetings with prospective investors. The portion of the slide presentation related to our business is attached as an exhibit to this current report on Form 8-K.

     This current report on Form 8-K includes statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. These statements are subject to risks and uncertainties. Forward-looking statements include information concerning possible or assumed future results of operations of us and our affiliates. These statements may relate to, but are not limited to, information or assumptions about capital and other expenditures, dividends, financing plans, capital structure, cash flow, pending legal and regulatory proceedings and claims, including environmental matters, future economic performance, cost savings, management's plans, goals and objectives for future operations and growth. These forward-looking statements generally are accompanied by words such as "intend," "anticipate," "believe," "estimate," "expect," "should" or similar expressions. It should be understood that these forward-looking statements are necessarily estimates reflecting the best judgment of our senior management, not guarantees of future performance. They are subject to a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements.

     Undue reliance should not be placed on forward-looking statements, which speak only as of the date of this current report on Form 8-K.

     All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this current report on Form 8-K and any other cautionary statements that may accompany such forward-looking statements. We do not undertake any obligation to release publicly any revisions to these forward-looking statements to reflect events or circumstances after the date of this document or to reflect the occurrence of unanticipated events, unless the securities laws require us to do so.


                        ADDITIONAL IMPORTANT INFORMATION

     Prior to its 2003 annual meeting, El Paso will furnish to its shareholders El Paso's definitive proxy statement relating to this meeting, together with a WHITE proxy card. Shareholders are strongly advised to read this proxy statement when it becomes available, as it will contain important information.

     Shareholders will be able to obtain El Paso's proxy statement, any amendments or supplements to the proxy statement and any other documents filed by El Paso with the Securities and Exchange Commission for free at the Internet website maintained by the Securities and Exchange Commission at www.sec.gov. Copies of the proxy statement and any amendments and supplements to the proxy statement will also be available for free at El Paso's Internet Web site at www.elpaso.com or by writing to El Paso Corporation, Investor Relations, PO Box 2511, Houston, TX 77252. In addition, copies of the proxy materials may be requested by contacting our proxy solicitor, MacKenzie Partners, Inc. at
(800)322-2885 Toll-Free or by email at proxy@mackenziepartners.com.

     To the extent that individual customers, independent industry researchers, financial analysts, or El Paso commissioned research, are quoted herein, it is El Paso's policy to use reasonable efforts to verify the source and accuracy of the quote. El Paso has not, however, sought or obtained the consent of the quoted source to the use of such quote as proxy soliciting material. This document may contain expressions of opinion and belief. Except as otherwise expressly attributed to another individual or entity, these opinions and beliefs are the opinions and beliefs of El Paso.

     Information regarding the names, affiliation and interests of individuals who may be deemed participants in the solicitation of proxies of El Paso's shareholder is contained in a Schedule 14A filed by El Paso with the Securities and Exchange Commission on February 18, 2003.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         Exhibits
         --------

           99.1 Portion of a slide presentation accompanying meetings commencing February 25, 2003.



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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   EL PASO CORPORATION



                                      By:       /s/ JEFFREY I. BEASON
                                         ---------------------------------------
                                                    Jeffrey I. Beason
                                           Senior Vice President and Controller
                                              (Principal Accounting Officer)


Date: March 3, 2003



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                               INDEX TO EXHIBITS

         Exhibit
         Number      Description
         -------     -----------
           99.1      Portion of a slide presentation accompanying meetings
                     commencing February 25, 2003.